DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE® VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement Dated September 16, 2009

to the

Prospectus dated May 1, 2007

Effective close of business September 18, 2009, we will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Dreyfus/Transamerica Triple Advantage® Variable Annuity dated May 1, 2007